THE HENLOPEN FUND

                               SEMIANNUAL REPORT
                               DECEMBER 31, 1998

To My Fellow Shareholders:

At The Henlopen Fund, our goal is to find and invest in market-leading growth companies that should, over time, appreciate to the shareholder's benefit. While the events of 1998 remind us that this appreciation will not happen in a straight line, our experience gives us confidence that it will, indeed, happen. This dedication to our investment approach has resulted in our fourth straight year of double-digit appreciation.

For the Quarter ending December 31, 1998, the Fund advanced +26.8%. Mindful of the current volatility, the Fund strives to produce solid long-term results and our 1, 3, and 5 year annualized returns are +16.8%, +20.2% and +18.5%, respectively. Since inception on 12/2/92, the Fund has an annualized return of +20.0%.

In our December 31, 1997, report to shareholders, we described a favorable background for equities heading into 1998. We also highlighted rich valuations and slowing earnings growth caused by Asian economic problems as potential impediments to an ever-expanding enthusiasm for equities. Ultimately overpowering these negatives were the realities of declining interest rates, low inflation, growth in the domestic economy, and the ongoing confidence of the public investor. This latter factor led to continued positive money flows into the market pushing the popular indices to yet another strong performance for the year. While some decry the "narrowness" of the market and the "excessive" valuation of the favored 100 stocks, the fact remains that the bull market continues.

Mega-mergers and the Internet phenomenon are current factors affecting market behavior, yet are only representative of the many powerful, creative and dynamic forces at work in our industrial and business economies. Of singular importance is the very low rate of inflation, which we expect to continue. A diversified portfolio of growing companies gives our investors the best opportunity to participate in the future growth of our economy. Consistency in our long-term approach will allow our investors to weather the increased volatility inherent in today's markets.

Sincerely yours,

/s/ Michael L. Hershey

Michael L. Hershey
President
                       MANAGED BY LANDIS ASSOCIATES, INC.


         COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT*<F1> IN The Henlopen Fund, S&P 500 Index and Lipper Growth Fund Index

                 The Henlopen        S&P 500           Lipper Growth
                     Fund             Index              Fund Index
12/2/92             $10,000           $10,000              $10,000
12/31/92            $10,010           $10,162              $10,204
3/31/93             $10,821           $10,604              $10,507
6/30/93             $11,562           $10,654              $10,661
9/30/93             $12,450           $10,928              $11,173
12/31/93            $12,999           $11,179              $11,426
3/31/94             $12,760           $10,758              $11,084
6/30/94             $12,126           $10,804              $10,841
9/30/94             $12,853           $11,332              $11,373
12/31/94            $12,644           $11,330              $11,246
3/31/95             $13,583           $12,430              $12,059
6/30/95             $15,494           $13,613              $13,349
9/30/95             $17,819           $14,692              $14,563
12/31/95            $17,453           $15,574              $14,918
3/31/96             $19,233           $16,409              $15,691
6/30/96             $21,442           $17,144              $16,107
9/30/96             $21,024           $17,670              $16,566
12/31/96            $21,182           $19,141              $17,627
3/31/97             $20,072           $19,658              $17,468
6/30/97             $22,519           $23,083              $20,228
9/30/97             $28,095           $24,811              $22,301
12/31/97            $25,971           $25,524              $22,450
3/31/98             $31,183           $29,084              $25,229
6/30/98             $29,902           $30,341              $25,945
9/30/98             $23,918           $27,058              $22,985
12/31/98            $30,323           $32,818              $26,216

   *<F1> assumes equal $10,000 investments made on inception date of December 2, 1992.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                               THE HENLOPEN FUND

                            STATEMENT OF NET ASSETS
                         December 31, 1998 (Unaudited)

                                                                 QUOTED
 SHARES                                           COST        MARKET VALUE
 ------                                           ----       -------------
COMMON STOCKS -- 98.5% (A)<F3>
            AUTO & TRUCK RELATED -- 2.7%
     6,500  General Motors Corp.                $ 461,890      $ 465,159
    18,000  Keystone Automotive
              Industries, Inc.*<F2>               390,250        376,884
     9,000  Lear Corp.*<F2>                       507,206        346,500
                                              -----------    -----------
                                                1,359,346      1,188,543
            BASIC RESOURCES -- 4.2%
     5,000  Aluminum Company
              of America                          380,300        372,815
    20,000  Barrick Gold Corp.                    396,200        390,000
    25,000  Getchell Gold Corp.*<F2>              400,839        681,250
    70,000  Meridian Gold Inc.*<F2>               373,681        398,160
                                              -----------    -----------
                                                1,551,020      1,842,225
            BUSINESS SERVICES -- 3.3%
    85,000  TeleSpectrum Worldwide Inc.*<F2>      591,450        834,105
    22,500  USWeb Corp.*<F2>                      337,500        593,437
                                              -----------    -----------
                                                  928,950      1,427,542
            COMMUNICATIONS -- 5.5%
    10,000  3Com Corp.*<F2>                       368,750        448,130
     2,000  Cisco Systems Inc.*<F2>               150,500        185,626
     5,000  Cox Communications, Inc.*<F2>         335,118        345,625
     5,000  Lucent Technologies Inc.              444,987        550,000
    20,000  PairGain Technologies, Inc.*<F2>      248,516        153,760
    17,000  RCN Corp.*<F2>                        380,508        300,696
    25,000  Tekelec*<F2>                          519,450        414,075
                                              -----------    -----------
                                                2,447,829      2,397,912
            COMPUTER SYSTEMS -- 3.4%
    15,000  Compaq Computer Corp.                 520,588        629,070
     4,000  EMC Corp. (Mass.)*<F2>                340,240        340,000
     6,000  Sun Microsystems, Inc.*<F2>           350,625        513,750
                                              -----------    -----------
                                                1,211,453      1,482,820
            DISTRIBUTION -- 3.7%
    42,500  D & K Healthcare
              Resources, Inc.*<F2>                724,406      1,158,125
     5,000  Insight Enterprises, Inc.*<F2>        247,188        254,375
    12,000  VWR Scientific Products Corp.*<F2>    312,000        208,500
                                              -----------    -----------
                                                1,283,594      1,621,000

            ELECTRONICS/EQUIPMENT MANUFACTURING -- 1.4%
    50,000  Checkpoint Systems, Inc.*<F2>         827,056        618,750

            ENERGY/SERVICES -- 5.0%
    40,000  AstroPower, Inc.*<F2>                 240,000        385,000
     9,000  Dominion Resources, Inc.              389,738        420,750
    20,000  Montana Power Co.                     872,019      1,131,260
    50,000  Willbros Group, Inc.*<F2>             734,625        278,150
                                              -----------    -----------
                                                2,236,382      2,215,160

            FINANCIAL SERVICES -- 13.6%
    20,000  Allied Capital Corp.                  452,500        346,260
     3,500  Capital One Financial Corp.           358,085        402,500
     7,000  CCB Financial Corp.                   393,085        399,000
     7,000  Citigroup Inc.                        328,107        346,500
     7,000  First Virginia Banks, Inc.            352,948        329,000
     8,000  First Union Corp.                     387,000        486,504
    10,000  Markel Corp.*<F2>                     948,102      1,810,000
    70,000  Philadelphia Consolidated
              Holding Corp.*<F2>                1,001,839      1,583,750
    10,000  Provident Bankshares Corp.            315,000        248,750
                                              -----------    -----------
                                                4,536,666      5,952,264
            FOOD & BEVERAGES -- 1.9%
    55,000  Cott Corp.                            346,698        194,205
    10,000  Smithfield Foods, Inc.*<F2>           313,750        338,750
    34,000  WLR Foods, Inc.*<F2>                  306,495        306,000
                                              -----------    -----------
                                                  966,943        838,955
            HEALTHCARE PRODUCTS -- 8.8%
    79,000  Endosonics Corp.*<F2>                 596,113        785,102
   100,000  IGEN International, Inc.*<F2>         769,326      3,062,500
                                              -----------    -----------
                                                1,365,439      3,847,602
            HEALTHCARE SERVICES -- 0.9%
    27,000  HEALTHSOUTH Corp.*<F2>                337,573        416,826

            LEISURE/ENTERTAINMENT -- 6.1%
   100,000  Aztar Corp.*<F2>                      326,676        506,300
    68,062  Steiner Leisure Ltd.*<F2>           1,405,909      2,177,984
                                              -----------    -----------
                                                1,732,585      2,684,284

            MISCELLANEOUS MANUFACTURING -- 10.1%
    42,200  AIM Safety Company, Inc.*<F2>         525,331        301,781
    55,000  Arguss Holdings, Inc.*<F2>            723,377      1,031,250
    30,000  Harmon Industries, Inc.               658,125        691,890
    16,000  Hussmann International, Inc.          320,960        310,000
    16,000  Koala Corp.*<F2>                      264,000        278,000
    15,000  MotivePower Industries, Inc.*<F2>     285,900        482,820
    40,000  Quixote Corp.                         551,000        492,520
    20,000  Shaw Industries, Inc.                 396,600        485,000
    15,000  Westinghouse Air Brake Co.            386,638        366,570
                                              -----------    -----------
                                                4,111,931      4,439,831
            MEDICAL PRODUCTS/SUPPLIES -- 0.7%
   100,000  Cypress Bioscience, Inc.*<F2>         309,680        300,000

            RESTAURANTS -- 1.5%
    27,500  Logan's Roadhouse, Inc.*<F2>          571,187        646,250

            RETAILING -- 4.7%
    18,000  Borders Group, Inc.*<F2>              575,393        448,884
    12,000  Lowe's Companies, Inc.                350,022        614,256
    10,000  Saks Inc.*<F2>                        355,600        315,630
    12,000  TJX Companies, Inc.                   296,235        348,000
    25,000  Value City Dept. Stores Inc.*<F2>     429,569        348,450
                                              -----------    -----------
                                                2,006,819      2,075,220
            SEMICONDUCTORS/RELATED -- 1.7%
     6,000  Altera Corp.*<F2>                     349,700        365,250
     6,000  Xilinx, Inc.*<F2>                     378,750        390,750
                                              -----------    -----------
                                                  728,450        756,000
            SOFTWARE & RELATED SERVICES -- 15.7%
    90,000  Alydaar Software Corp.*<F2>           961,596        742,500
    44,000  ANSYS, Inc.*<F2>                      424,253        484,000
    15,000  Cadence Design Systems, Inc.*<F2>     333,712        446,250
     7,000  CMGI Inc.*<F2>                        360,226        745,500
     9,000  Electronic Data Systems Corp.         394,853        452,250
     6,000  Keane, Inc.*<F2>                      354,735        239,628
    42,000  Level 8 Systems, Inc.*<F2>            485,993        406,896
    10,000  Lycos, Inc.*<F2>                      345,365        555,630
    20,000  Open Market, Inc.*<F2>                266,250        233,760
    10,000  Oracle Corp.*<F2>                     414,375        431,250
    30,000  Parametric Technology Corp.*<F2>      357,918        487,500
   150,000  Prism Solutions, Inc.*<F2>            327,253        375,000
    14,000  Sterling Commerce, Inc.*<F2>          413,132        630,000
    12,000  Synopsys, Inc.*<F2>                   414,750        651,000
                                              -----------    -----------
                                                5,854,411      6,881,164
            TRANSPORTATION -- 3.6%
     5,000  FDX Corp.*<F2>                        382,800        445,000
    19,200  International Shipholding Corp.       327,552        301,210
   100,000  RailAmerica, Inc.*<F2>                551,808        850,000
                                              -----------    -----------
                                                1,262,160      1,596,210
                                              -----------    -----------
            Total common stocks                35,629,474     43,228,558

PRINCIPAL
 AMOUNT
 ------
SHORT-TERM INVESTMENTS --  3.2% (A)<F3>
         VARIABLE RATE DEMAND NOTE
$ 1,405,855 Firstar Bank
              U.S.A., N.A.                    $ 1,405,855    $ 1,405,855
                                              -----------    -----------
               Total investments              $37,035,329     44,634,413
                                              -----------
                                              -----------
            Liabilities, less cash and
              receivables (1.7%) (A)<F3>                        (747,085)
                                                             -----------
               NET ASSETS                                    $43,887,328
                                                             -----------
                                                             -----------
            Net Asset Value Per Share
              (No par value, unlimited
              shares authorized), offering
              and redemption price
              ($43,887,328 / 2,539,591
              shares outstanding)                                 $17.28
                                                                  ------
                                                                  ------


*<F2>     Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                               THE HENLOPEN FUND

                            STATEMENT OF OPERATIONS
              For the Period Ending December 31, 1998 (Unaudited)

INCOME:
     Dividends                                                    $  98,195
     Interest                                                        81,286
                                                                  ---------
          Total income                                              179,481
                                                                  ---------
EXPENSES:
     Investment management fees                                     184,707
     Administrative services                                         33,591
     Professional fees                                               17,995
     Transfer agent fees                                             15,453
     Registration fees                                               14,531
     Printing and postage expense                                     7,986
     Custodian fees                                                   5,998
     Other expenses                                                   2,437
                                                                  ---------
          Total expenses                                            282,698
                                                                  ---------
NET INVESTMENT LOSS                                                (103,217)
                                                                  ---------
NET REALIZED GAIN ON INVESTMENTS                                  1,337,253
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (578,317)
                                                                  ---------
NET GAIN ON INVESTMENTS                                             758,936
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 655,719
                                                                  ---------
                                                                  ---------

  The accompanying notes to financial statements are an integral part of these statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
        For the Period Ending December 31, 1998 (Unaudited) and for the
                            Year Ended June 30, 1998

                                            DECEMBER 31, 1998  JUNE 30, 1998
                                            -----------------  -------------
OPERATIONS:
 Net investment loss                          $ (103,217)      $ (242,268)
 Net realized gain on investments              1,337,253        3,547,239
 Net (decrease) increase in unrealized
   appreciation on investments                  (578,317)       6,145,527
                                              ----------       ----------
      Net increase in net assets
        resulting from operations                655,719        9,450,498
                                              ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net realized
   gains ($3.3103 per share)                          --       (6,305,849)
                                              ----------       ----------
      Total distributions                             --       (6,305,849)*<F4>
                                              ----------       ----------
FUND SHARE ACTIVITIES:
 Proceeds from shares issued
   (369,763 and 345,853 shares, respectively)  5,850,781        5,911,257
 Net asset value of shares issued
   in distributions (411,192 shares)                  --        6,072,409
 Cost of shares redeemed
   (175,431 and 242,335 shares, respectively) (2,584,695)      (4,141,813)
                                              ----------       ----------
      Net increase in net assets derived
        from Fund share activities             3,266,086        7,841,853
                                              ----------       ----------
      TOTAL INCREASE                           3,921,805       10,986,502
NET ASSETS AT THE BEGINNING OF THE PERIOD     39,965,523       28,979,021
                                              ----------       ----------
NET ASSETS AT THE END OF THE PERIOD          $43,887,328      $39,965,523
                                              ----------       ----------
                                              ----------       ----------
*<F4> See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

                               THE HENLOPEN FUND
                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                          (UNAUDITED)                                                        FOR THE
                                            FOR THE                                                        PERIOD FROM
                                         PERIOD ENDING               FOR THE YEARS ENDED JUNE 30,         12/2/92*<F5>
                                                            ----------------------------------------------
                                           12/31/98         1998      1997      1996      1995      1994   TO 6/30/93
                                           --------        ------    ------    ------    ------    ------  ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $ 17.04        $ 15.83   $ 17.47   $ 14.68   $ 11.67   $ 11.55   $ 10.00
 Income from investment operations:
   Net investment loss (a)<F8>               (0.01)         (0.03)    (0.08)    (0.05)    (0.11)    (0.07)    (0.02)
   Net realized and unrealized
     gains on investments                     0.25           4.55      0.58      5.10      3.31      0.64      1.58
                                            ------         ------    ------    ------    ------    ------    ------
 Total from investment operations             0.24           4.52      0.50      5.05      3.20      0.57      1.56
 Less distributions:
   Dividend from net investment income          --             --        --        --        --        --     (0.01)
   Distributions from net realized gains        --          (3.31)    (2.14)    (2.26)    (0.19)    (0.45)       --
                                            ------         ------    ------    ------    ------    ------    ------
 Total from distributions                       --          (3.31)    (2.14)    (2.26)    (0.19)    (0.45)    (0.01)
                                            ------         ------    ------    ------    ------    ------    ------
 Net asset value, end of period             $17.28         $17.04    $15.83    $17.47    $14.68    $11.67    $11.55
                                            ------         ------    ------    ------    ------    ------    ------
                                            ------         ------    ------    ------    ------    ------    ------
TOTAL INVESTMENT RETURN                       1.4%***<F7>   32.8%      5.0%     38.4%     27.8%      4.9%     15.6%***<F7>
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's $)     43,887         39,966    28,979    26,972    11,685     6,798     1,062
 Ratio of expenses (after reimbursement)
   to average net assets (b)<F9>              1.5%**<F6>     1.5%      1.6%      1.8%      2.0%      2.0%      2.0%**<F6>
 Ratio of net investment loss to average
   net assets (c)<F10>                      (0.6)%**<F6>   (0.7)%    (0.7)%    (1.3)%    (1.2)%    (1.3)%    (0.7)%**<F6>
 Portfolio turnover rate                     66.5%         116.3%    140.6%    177.5%    147.8%     63.0%     54.0%

  *<F5>   Commencement of Operations.
 **<F6>   Annualized.
***<F7>   Not Annualized.
(a)<F8>   Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F9>   Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 3.0% for the year ended June 30, 1994 and 11.5%**<F6> for the period ended June 30, 1993.
(c)<F10>  The ratio of net investment loss prior to the adviser's expense limitation undertaking to average net assets would have been (2.2%) for the year ended June 30, 1994 and (10.2%)**<F6> for the period ended June 30, 1993.


  The accompanying notes to financial statements are an integral part of this statement.

                               THE HENLOPEN FUND


                         NOTES TO FINANCIAL STATEMENTS
                         December 31, 1998 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which was organized as a Delaware Business Trust on September 17, 1992 and is registered as an open-end management company under the Investment Company Act of 1940. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $1,044,039 of post-October losses, which may be used to offset capital gains in future years to the extent provided by tax regulations.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to paid-in capital.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Landis Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

(3)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS --

     For the period ended December 31, 1998, purchases and proceeds of sales of investment securities (excluding short-term securities) were $26,957,536 and $23,294,297, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of December 31, 1998, liabilities of the Fund included the following:

      Payable to brokers for investments purchased            $  715,625
      Payable to the Adviser for management fees                  34,310
      Other liabilities                                           24,617


(6)  SOURCES OF NET ASSETS --

     As of December 31, 1998, the sources of net assets were as follows:

      Fund shares issued and outstanding                     $35,995,030
      Net unrealized appreciation on investments               7,599,084
      Accumulated net realized gain                              293,214
                                                             -----------
                                                             $43,887,328
                                                             -----------
                                                             -----------

     Aggregate net unrealized appreciation as of December 31, 1998, consisted of the following:

      Aggregate gross unrealized appreciation                $10,609,813
      Aggregate gross unrealized depreciation                 (3,010,729)
                                                             -----------
        Net unrealized appreciation                          $ 7,599,084
                                                             -----------
                                                             -----------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --
     In early 1998, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended June 30, 1998. The Fund hereby designates the following amounts as long-term capital gains distributions.

      Capital gains taxed at 20%                             $   624,208
      Capital gains taxed at 28%                               2,718,218
                                                             -----------
        Total long-term capital gains                        $ 3,342,426
                                                             -----------
                                                             -----------

     The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended June 30, 1998 was 4%.

                               BOARD OF TRUSTEES

      ROBERT J. FAHEY, JR.                           MICHAEL L. HERSHEY
Director of Real Estate Investment Banking    Chairman, Landis Associates, Inc.
Cushman &Wakefield of Pennsylvania, Inc.        Kennett Square, Pennsylvania
   Philadelphia, Pennsylvania

    STEPHEN L. HERSHEY, M.D.                      P. COLEMAN TOWNSEND, JR.
           President,                          President/CEO, Townsends, Inc.
First State Orthopaedic Consultants, P.A.           Wilmington, Delaware
        Newark, Delaware


            Custodian                                Investment Adviser
     FIRSTAR BANK MILWAUKEE                        LANDIS ASSOCIATES, INC.

       Transfer Agent and                          Independent Accountants
    Dividend Disbursing Agent                    PRICEWATERHOUSECOOPERS LLP
       FIRSTAR MUTUAL FUND
          SERVICES, LLC                                Legal Counsel
                                                       FOLEY & LARDNER

                               THE HENLOPEN FUND
                           LONGWOOD CORPORATE CENTER
                                   SUITE 213
                               415 MCFARLAN ROAD
                       KENNETT SQUARE, PENNSYLVANIA 19348
                                 (610-925-0400)

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.